UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-10127
FORTRESS BROOKDALE INVESTMENT FUND LLC
(Exact name of Registrant as specified in charter)

1345 Avenue of The Americas, 46th Floor, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 798-6100
Date of fiscal year end: December 31
Date of reporting period: March 31, 2008

Item 1. Schedule of Investments (Unaudited).
The Registrant’s Schedule of Investments as of March 31, 2008 is as follows:

				Income
				Recognized
	Investment	Cost (c)(d)		This Period	Fair Value	% of Net
Investment	Reference	(000’s)	Description of Investment	(000’s)	(000’s)	Assets
Controlled Affiliate — Direct Investment (a)
Brookdale Senior Living Inc.	“Brookdale”	$3,275	826,292 common shares in Brookdale Senior Living Inc. (NYSE:BKD), an owner and operator of senior living facilities in U.S.A. and Canada.	$206	$19,748	85.0%

Total investment (b)		$3,275		$206	$19,748	85.0%

(a)	An affiliated company is a company in which Fortress Brookdale Investment Fund LLC (the “Company”) has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. An affiliate is controlled if greater than 50% of its equity is owned by the Company or entities under common control with the Company.

(b)	The United States Federal income tax basis of the Company’s investment at the end of the period was approximately $0 million and, accordingly, unrealized appreciation for United States Federal income tax purposes was approximately $19.7 million.

(c)	Net of returns of capital, if any.

(d)	The direct investment in Brookdale took place in 2005.
See notes to schedule of investments.

FORTRESS BROOKDALE INVESTMENT FUND LLC
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
MARCH 31, 2008

1.	FAIR VALUE MEASUREMENTS

Investments measured and reported at fair value are classified and disclosed in one of the following categories:
•	Level 1 — price quotes for identical investments are available in active markets as of the reporting date. The Company classifies direct investments in listed equities within this category (except where such investments are materially restricted and such restriction transfers to the purchaser upon disposition).

•	Level 2 — pricing inputs, other than Level 1, that are directly or indirectly observable as of the reporting date. This category includes quoted prices for similar investments in active markets, quoted prices for identical or similar investments in non-active markets (including genuine bids from third parties for privately held investments), and observable inputs other than quoted prices such as LIBOR or forward currency rates that are entered directly into valuation models to determine the value of derivatives or other investments. In addition to over-the-counter derivatives, the Company will include in this level certain debt instruments and restricted equity securities whose fair value is based fundamentally on quoted prices for similar instruments, in addition to interests in controlled affiliates whose fair value is predominantly attributable to investments in Level 1 type securities.

•	Level 3 — unobservable inputs based upon the Company’s assessment of the assumptions that market participants would use in pricing the investment. Real estate, debt and equity investments in private companies valued using pricing models whose inputs require significant judgment because of the absence of any meaningful current market data for identical or similar investments fall within this category. Such pricing models may use observable inputs other than quoted prices, such as interest rates, dividend yields and EBITDA multiples for comparable enterprises. However, adjustments may then be made to such inputs prior to their application to key metrics of the investment being measured, for example market interest rates or cost of equity will be adjusted to determine a specific enterprise’s weighted average cost of capital, or the dividend yield or EBITDA multiples of publicly quoted companies will be adjusted to account for the different attributes of the specific investment being measured. Since these adjustments require significant judgment we classify those inputs as Level 3. The Company also includes within Level 3, interests in controlled affiliates whose fair value is significantly affected by assets and liabilities other than investments in Level 1 or Level 2 type securities. Finally, valuations based upon information from third parties (such as pricing services or broker-dealers) which was itself based significantly on unobservable inputs or was otherwise not supportable as a Level 2 input are classified in Level 3.
The Company’s valuation policies require that the valuation technique used maximizes the use of observable (i.e., Level 1 or Level 2) inputs. Where the valuation technique used utilizes inputs that fall within different levels of the hierarchy, the level within the hierarchy that the fair value measure as a whole is classified is dependent upon the lowest level of the significant inputs.

All the Company’s investments are classified as Level 1 within the fair value hierarchy levels described above at March 31, 2008.

Item 2. Controls and Procedures.
(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

(b)	There have not been changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period to which this report relates that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
(A)(1) Certification of Chief Executive Officer.
(A)(2) Certification of Chief Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortress Brookdale Investment Fund LLC
By:	/s/ Kevin Naughton
	Name:	Kevin Naughton
	Title: Date:	Chief Financial Officer May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Wesley R. Edens
	Name:	Wesley R. Edens
	Title: Date:	Chief Executive Officer May 30, 2008

By:	/s/ Kevin Naughton
	Name:	Kevin Naughton
	Title: Date:	Chief Financial Officer May 30, 2008